                                                               SEMIANNUAL REPORT

                                                                   June 30, 1997

                                   [MFS LOGO]




MFS(R) GOVERNMENT LIMITED MATURITY FUND




Learning financial basics the easy way (see page 22)

TABLE OF CONTENTS

Letter from the Chairman..........................................................    1
Portfolio Manager's Overview......................................................    2
Portfolio Manager's Profile.......................................................    3
Fund Facts........................................................................    4
Performance Summary...............................................................    4
Portfolio of Investments..........................................................    7
Financial Statements..............................................................    8
Notes to Financial Statements.....................................................   16
The ABCs of Investing.............................................................   22
MFS Investment Opportunities......................................................   23
The MFS Family of Funds(R)........................................................   24
Trustees and Officers.............................................................   25

    HIGHLIGHTS

    - FOR THE SIX MONTHS ENDED JUNE 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.85%, CLASS B SHARES 2.46%, CLASS C SHARES 2.43%, AND CLASS I SHARES 3.01%. (SEE
      PERFORMANCE SUMMARY FOR MORE INFORMATION.)

    - THE FUND IS CURRENTLY POSITIONED FOR WHAT WE BELIEVE WILL BE A PERIOD OF STABLE INTEREST RATES OVER THE REMAINDER OF THE YEAR, WITH A HIGH WEIGHTING IN MORTGAGE-BACKED PASS-THROUGH SECURITIES AND SHORT-TERM INSTRUMENTS AND A LOW WEIGHTING IN U.S. TREASURY SECURITIES.

    - THE FUND BENEFITED BY BEING DEFENSIVELY POSITIONED DURING A PERIOD WHEN THE FEDERAL RESERVE BOARD RAISED INTEREST RATES, WHICH IS CONSISTENT WITH AN ONGOING STRATEGY THAT SEEKS TO PROTECT PRINCIPAL INVESTMENTS.

LETTER FROM THE CHAIRMAN

                                Dear Shareholders:

                                An unprecedented combination of generally
                                positive factors has helped the U.S. economy
                                enjoy a sustained period of relative stability
                                and moderate growth in which thousands of new
[PICTURE A. KEITH BRODKIN]      jobs have been created every month, inflation
                                remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

     In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

July 14, 1997

PORTFOLIO MANAGER'S OVERVIEW

                                Dear Shareholders:

                                Growth in the U.S. economy continues at a steady
                                pace, fueled in part by the high level of wealth
                                and income growth in the consumer sector. These
                                high levels of growth and a concern that they
[PICTURE D. RICHARD SMITH]      could create upward pressure on inflation
   D. Richard Smith             prompted the Federal Reserve Board (the Fed) to
                                adjust the federal funds rate higher by 0.25% in March. We expect that future rate increases will be limited and the economy will moderate into the latter half of the year. Interest rates, adjusted for the low levels of reported inflation, are high by historical standards, and U.S. interest rates are higher than those of most competing global markets.

     For the six months ended June 30, 1997, Class A shares of the Fund provided a total return of 2.85%, Class B shares 2.46%, Class C shares 2.43%, and Class I shares 3.01%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 2.87% return for the Lehman Brothers One- to Three-Year Government Index (the Lehman Index), a market-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to three years. The returns of the Fund's Class A and Class I shares outperformed the 2.54% return for the average short-term government debt fund as reported by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

     The Fund's performance was a function of two portfolio positions over the past six months. First, the portfolio was very defensively positioned during a period when the Fed raised interest rates. This positioning is consistent with an ongoing strategy that seeks to protect principal investments. Second, the Fund continues to hold short-maturity, higher-yielding mortgage securities. The incremental yield from these mortgage securities, as well as stable prepayment characteristics, increases the likelihood of outperforming very short-maturity government-debt instruments (although principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). The allocation to higher-yielding mortgage securities will be an important component of the Fund's ongoing strategy.

     The Fund is currently positioned for what we believe will be a period of stable interest rates over the remainder of the year. The Fund has a high weighting in mortgage-backed pass-through securities and short-term instruments. The portfolio has a low weighting in U.S. Treasury securities and no exposure to agency debentures. Should the economy continue to grow at a pace that could produce an increase in inflation, the Fund will once again move into a defensive posture.

     The portfolio's duration, or measure of sensitivity to interest rates, is currently 1.7 years, the same as that of the Lehman Index. The cash position, which is usually very low, is currently at 15%. This higher-than-normal level of cash is due to the low level of incremental yield from one-year Treasury securities. Another 23% of the portfolio is invested in U.S. Treasury issues. These issues have two-, three-, and five-year maturities and control the overall interest-rate and yield-curve exposure of the Fund.

     The highest exposure to the portfolio is the 62% weighting in U.S. agency mortgage securities. These issues are a combination of agency pass-through securities and very short-term collateralized mortgage obligations (CMOs). The pass-throughs are mostly seasoned securities that have stable prepayment patterns and yield approximately 7.0%, or 0.80% more than two-year Treasuries. In our opinion, the CMOs are extremely stable issues that yield approximately 6.6%, or 0.40% more than comparable Treasury issues. The Fund will continue to add these types of issues as they become available in the marketplace at what we feel are attractive yield levels. The targeted proportion of the Fund for these mortgage issues is 75%.

     Our ability to invest in both Treasury and mortgage-backed securities within a range of maturities has proved helpful in times of rapidly changing market environments. The Fund will, however, continue to adhere to its policy of avoiding any exposure to futures, option contracts, or more volatile mortgage-derivative securities. As always, we will continue to maintain our commitment to providing competitive returns over the long term.

Respectfully,


/s/ D. Richard Smith

D. Richard Smith
Portfolio Manager



    PORTFOLIO MANAGER'S PROFILE

    D. RICHARD SMITH JOINED MFS IN 1993. HE WAS NAMED VICE
    PRESIDENT - INVESTMENTS IN 1995 AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT LIMITED MATURITY FUND IN FEBRUARY 1997. MR. SMITH IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. FROM VANDERBILT UNIVERSITY.

FUND FACTS

STRATEGY:                THE FUND'S INVESTMENT OBJECTIVE IS TO PRESERVE
                         CAPITAL AND PROVIDE HIGH CURRENT INCOME (COMPARED
                         TO A PORTFOLIO ENTIRELY INVESTED IN MONEY MARKET
                         INSTRUMENTS).
COMMENCEMENT OF
INVESTMENT OPERATIONS:   CLASS A: SEPTEMBER 26, 1988
                         CLASS B: SEPTEMBER 7, 1993
                         CLASS C: AUGUST 1, 1994
                         CLASS I:  JANUARY 2, 1997

SIZE:                    $253.3 MILLION NET ASSETS AS OF JUNE 30, 1997



PERFORMANCE SUMMARY

Because mutual funds like MFS Government Limited Maturity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                         6 MONTHS     1 YEAR     5 YEARS      LIFE OF FUND*
-------------------------------------------------------------------------------------------
Cumulative Total Return                    +2.85%     +5.83%     +29.34%            +67.06%
-------------------------------------------------------------------------------------------
Average Annual Total Return                   --      +5.83%     + 5.28%            + 6.03%
-------------------------------------------------------------------------------------------
SEC Results                                   --      +3.14%     + 4.75%            + 5.72%
-------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                         6 MONTHS     1 YEAR     5 YEARS      LIFE OF FUND*
-------------------------------------------------------------------------------------------
Cumulative Total Return                    +2.46%     +4.97%     +24.92%            +61.48%
-------------------------------------------------------------------------------------------
Average Annual Total Return                   --      +4.97%     + 4.55%            + 5.62%
-------------------------------------------------------------------------------------------
SEC Results                                   --      +0.99%     + 4.24%            + 5.62%
-------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, September 26, 1988, through June 30, 1997.

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                        6 MONTHS     1 YEAR     5 YEARS       LIFE OF FUND*
-------------------------------------------------------------------------------------------
Cumulative Total Return                   +2.43%     +4.84%     +25.70%             +62.42%
-------------------------------------------------------------------------------------------
Average Annual Total Return                  --      +4.84%     + 4.68%             + 5.69%
-------------------------------------------------------------------------------------------
SEC Results                                  --      +3.85%     + 4.68%             + 5.69%
-------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                        6 MONTHS     1 YEAR     5 YEARS       LIFE OF FUND*
-------------------------------------------------------------------------------------------
Cumulative Total Return                   +3.01%     +5.85%     +29.43%             +67.20%
-------------------------------------------------------------------------------------------
Average Annual Total Return                  --      +5.85%     + 5.28%             + 6.04%
-------------------------------------------------------------------------------------------

*For the period from the commencement of the Fund's investment operations, September 26, 1988, through June 30, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 2.50% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included in the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - June 30, 1997
Bonds - 85.1%

-----------------------------------------------------------------------------------------
                                                         Principal Amount
                        Issuer                             (000 Omitted)        Value
-----------------------------------------------------------------------------------------
U.S. Federal Agencies - 54.1%
    Federal Home Loan Mortgage Corp., 6s, 2018                $13,345        $ 13,307,367
    Federal Home Loan Mortgage Corp., 6.5s, 2001               13,686          13,675,236
    Federal Home Loan Mortgage Corp., 7s, 2001                 21,522          21,763,774
    Federal Home Loan Mortgage Corp., 7.5s, 2002                9,499           9,687,410
    Federal Home Loan Mortgage Corp., 8s, 2000 - 2020          20,189          20,518,364
    Federal Home Loan Mortgage Corp., 9s, 2005                  3,468           3,626,161
    Federal Home Loan Mortgage Corp., 9.25s, 2010 - 2019        7,448           7,909,957
    Federal National Mortgage Assn., 7s, 2002 - 2010            4,815           4,857,287
    Federal National Mortgage Assn., 7.5s, 2000 - 2001         15,378          15,597,023
    Federal National Mortgage Assn., 8s, 2001 - 2002           16,433          16,821,725
    Federal National Mortgage Assn., 10s, 2025                  8,537           9,332,837
                                                                             ------------
                                                                             $137,097,141
-----------------------------------------------------------------------------------------
U.S. Government Guaranteed - 31.0%
  Government National Mortgage Association - 7.6%
    GNMA, 6.875s, 2023                                        $ 5,975        $  6,108,554
    GNMA, 7s, 2008                                              2,861           2,879,274
    GNMA, 7.5s, 2009                                               24              24,317
    GNMA, 8.5s, 2002 - 2010                                     3,420           3,559,810
    GNMA, 9s, 2001 - 2007                                       6,264           6,605,095
                                                                             ------------
                                                                             $ 19,177,050
-----------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.4%
    U.S. Treasury Notes, 6.375s, 1999                         $16,250        $ 16,336,288
    U.S. Treasury Notes, 6.5s, 2002                             6,750           6,777,405
    U.S. Treasury Notes, 6.625s, 2002                          10,000          10,092,200
    U.S. Treasury Notes, 8s, 2001                              10,000          10,562,500
    U.S. Treasury Notes, 8.875s, 1998                          15,000          15,567,150
                                                                             ------------
                                                                             $ 59,335,543
-----------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                             $ 78,512,593
-----------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $214,977,420)                                  $215,609,734
-----------------------------------------------------------------------------------------

Repurchase Agreement - 14.3%
-----------------------------------------------------------------------------------------
    Investments in repurchase agreements with Goldman
      Sachs, in a joint trading account ($281,752,000),
      dated 6/30/97, due 7/01/97, total to be received
      $36,263,892, collateralized by various U.S.
      Treasury and federal agency obligations (with
      $280,591,000 par and valued at $284,822,193), at
      cost                                                    $36,258        $ 36,258,000
-----------------------------------------------------------------------------------------
Total Investments (Identified Cost, $251,235,420)                            $251,867,734

Other Assets, Less Liabilities - 0.6%                                           1,475,523
-----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $253,343,257
-----------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

------------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $251,235,420)                 $251,867,734
  Cash                                                                             5
  Receivable for Fund shares sold                                            519,471
  Interest receivable                                                      1,834,362
  Other assets                                                                 2,587
                                                                        ------------
      Total assets                                                      $254,224,159
                                                                        ------------
Liabilities:
  Payable for Fund shares reacquired                                    $    257,717
  Distribution payable                                                       468,367
  Payable to affiliates -
    Distribution and service fee                                              21,944
    Management fee                                                             8,223
    Administrative fee                                                           308
    Shareholder servicing agent fee                                            2,673
  Accrued expenses and other liabilities                                     121,670
                                                                        ------------
      Total liabilities                                                 $    880,902
                                                                        ------------
Net assets                                                              $253,343,257
                                                                        ------------
Net assets consist of:
  Paid-in capital                                                       $277,764,981
  Unrealized appreciation on investments                                     632,314
  Accumulated net realized loss on investments                           (24,849,159)
  Accumulated distributions in excess of net investment income              (204,879)
                                                                        ------------
      Total                                                             $253,343,257
                                                                        ============
Shares of beneficial interest outstanding                                 30,259,736
                                                                        ============
Class A shares:
  Net asset value per share
    (net assets of $201,071,878 / 24,002,111 shares of beneficial
    interest outstanding)                                                      $8.38
                                                                               =====
  Offering price per share
    (100 / 97.5 of net asset value per share)                                  $8.59
                                                                               =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $33,555,957 / 4,013,860 shares of beneficial
    interest   outstanding)                                                    $8.36
                                                                               =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $18,578,534 / 2,227,424 shares of beneficial
    interest   outstanding)                                                    $8.34
                                                                               =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $136,888 / 16,341 shares of beneficial interest
    outstanding)                                                               $8.38
                                                                               =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)

------------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------------
Net investment income:
  Interest income                                                        $ 9,422,546
                                                                         -----------
  Expenses -
    Management fee                                                       $   525,827
    Trustees' compensation                                                    26,255
    Shareholder servicing agent fee                                          170,894
    Distribution and service fee (Class A)                                   156,726
    Distribution and service fee (Class B)                                   155,443
    Distribution and service fee (Class C)                                   103,386
    Administrative fee                                                        13,094
    Custodian fee                                                             56,498
    Printing                                                                  35,643
    Postage                                                                   23,851
    Auditing fee                                                               4,751
    Legal fee                                                                  1,855
    Miscellaneous                                                             53,389
                                                                         -----------
      Total expenses                                                     $ 1,327,612
    Fees paid indirectly                                                     (43,757)
                                                                         -----------
      Net expenses                                                       $ 1,283,855
                                                                         -----------
        Net investment income                                            $ 8,138,691
                                                                         -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis)                                  $(3,825,291)
  Change in unrealized appreciation                                        2,850,343
                                                                         -----------
      Net realized and unrealized loss on investments                    $  (974,948)
                                                                         -----------
          Increase in net assets from operations                         $ 7,163,743
                                                                         ===========

See notes to financial statements

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                      Six Months Ended
                                                         June 30, 1997           Year Ended
                                                           (Unaudited)    December 31, 1996
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $   8,138,691        $  18,926,751
  Not realized loss on investments                         (3,825,291)          (4,741,975)
  Net unrealized gain (loss) on investments                 2,850,343           (6,064,184)
                                                        -------------        -------------
    Increase in net assets from operations              $   7,163,743        $   8,120,592
                                                        -------------        -------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $  (6,643,831)       $ (15,042,192)
  From net investment income (Class B)                       (921,045)          (1,810,243)
  From net investment income (Class C)                       (569,199)          (1,094,415)
  From net investment income (Class I)                         (4,617)                  --
  In excess of net investment income (Class A)                (86,547)                  --
  In excess of net investment income (Class B)                (16,461)                  --
  In excess of net investment income (Class C)                (11,805)                  --
  In excess of net investment income (Class I)                    (54)                  --
                                                        -------------        -------------
    Total distributions declared to shareholders        $  (8,253,559)       $ (17,946,850)
                                                        -------------        -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                      $  34,248,442        $  92,855,987
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                           5,109,099           11,747,911
  Cost of shares reacquired                               (68,758,768)        (111,021,792)
                                                        -------------        -------------
    Decrease in net assets from Fund share
      transactions                                      $ (29,401,227)       $  (6,417,894)
                                                        -------------        -------------
      Total decrease in net assets                      $ (30,491,043)       $ (16,244,152)
Net assets:
  At beginning of period                                  283,834,300          300,078,452
                                                        -------------        -------------
  At end of period (including distributions in excess
    of net investment income of $204,879 and $90,011,
    respectively)                                       $ 253,343,257        $ 283,834,300
                                                        =============        =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------
                                       Six Months Ended         Year Ended December 31,
                                          June 30, 1997     ------------------------------
                                            (Unaudited)         1996       1995       1994
------------------------------------------------------------------------------------------
                                                Class A
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $   8.41     $   8.68   $   8.42   $   8.99
                                               --------     --------   --------   --------
Income from investment operations# -
  Net investment income                        $   0.26     $   0.56   $   0.59   $   0.54
  Net realized and unrealized gain
    (loss) on investments                         (0.02)       (0.30)      0.25      (0.61)
                                               --------     --------   --------   --------
      Total from investment
        operations                             $   0.24     $   0.26   $   0.84   $  (0.07)
                                               --------     --------   --------   --------
Less distributions declared to
  shareholders -
  From net investment income                   $  (0.26)    $  (0.53)  $  (0.58)  $  (0.50)
  In excess of net investment income              (0.01)          --         --         --
                                               --------     --------   --------   --------
      Total distributions declared to
        shareholders                           $  (0.27)    $  (0.53)  $  (0.58)  $  (0.50)
                                               --------     --------   --------   --------
Net asset value - end of period                $   8.38     $   8.41   $   8.68   $   8.42
                                               ========     ========   ========   ========
Total return++                                     2.85%++      2.98%     10.36%     (0.76)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       0.81%+       0.84%      0.88%      0.89%
  Net investment income                            6.32%+       6.55%      6.91%      6.28%
Portfolio turnover                                  178%         301%       447%       328%
Net assets at end of period (000 omitted)      $201,072     $226,976   $248,955   $257,154
   + Annualized.
  ++ Not annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for the period subsequent to December 31, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                            Year Ended
                                     Year Ended December 31,               February  28,
                            -----------------------------------------   -------------------
                                1993       1992       1991   1990sec.       1990      1989*
-------------------------------------------------------------------------------------------
                             Class A
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset
  value - beginning of
  period                    $   8.98   $   9.06   $   9.09   $   9.33   $   9.51   $   9.63
                            --------   --------   --------   --------   --------   --------
Income from investment
  operations# -
  Net investment income     $   0.52   $   0.49   $   0.52   $   0.53   $   0.69   $   0.23
  Net realized and
    unrealized gain (loss)
    on investments              0.10       0.07       0.21         --       0.10      (0.11)
                            --------   --------   --------   --------   --------   --------
      Total from
        investment
        operations          $   0.62   $   0.56   $   0.73   $   0.53   $   0.79   $   0.12
                            --------   --------   --------   --------   --------   --------
Less distributions
  declared to
  shareholders -
  From net investment
    income                  $  (0.51)  $  (0.45)  $  (0.49)  $  (0.48)  $  (0.67)  $  (0.17)
  From net realized gain
    on investments             (0.10)     (0.14)        --         --      (0.14)     (0.02)
  From paid-in capital            --      (0.05)     (0.27)     (0.29)     (0.16)     (0.05)
                            --------   --------   --------   --------   --------   --------
    Total distributions
      declared to
      shareholders          $  (0.61)  $  (0.64)  $  (0.76)  $  (0.77)  $  (0.97)  $  (0.24)
                            --------   --------   --------   --------   --------   --------
Net asset value - end of
  period                    $   8.99   $   8.98   $   9.06   $   9.09   $   9.33   $   9.51
                            ========   ========   ========   ========   ========   ========
Total return++                 7.00%      6.51%      8.44%      7.39%+     8.43%      3.02%+
Ratios (to average net assets)/Supplemental data:
  Expenses                     1.14%      1.38%      1.33%      1.40%+     1.43%      1.41%+
  Net investment income        5.62%      5.50%      5.89%      7.01%+     7.16%      6.97%+
Portfolio turnover              247%       391%     1,256%       845%       615%       170%
Net assets at end of
  period (000 omitted)      $345,597   $296,788   $365,644   $427,849   $350,011   $117,584
sec. For the ten months ended December 31, 1990.
   * For the period from the commencement of the Fund's investment operations, September
     26, 1988, through February 28, 1989.
   + Annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
   # Per share data for the period subsequent to December 31, 1993, are based on average shares outstanding.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                  Six Months Ended          Year Ended December 31,
                                     June 30, 1997   -------------------------------------
                                       (Unaudited)      1996      1995      1994    1993**
------------------------------------------------------------------------------------------
                                           Class B
-----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                   $  8.39   $  8.67   $  8.41   $  8.98   $  9.17
                                           -------   -------   -------   -------   -------
Income from investment
  operations# -
  Net investment income                    $  0.23   $  0.47   $  0.51   $  0.47   $  0.12
  Net realized and unrealized
    gain (loss) on investments               (0.03)    (0.30)     0.25     (0.62)    (0.17)
                                           -------   -------   -------   -------   -------
      Total from investment
        operations                         $  0.20   $  0.17   $  0.76   $ (0.15)  $ (0.05)
                                           -------   -------   -------   -------   -------
Less distributions declared to
  shareholders -
  From net investment income====           $ (0.23)  $ (0.45)  $ (0.50)  $ (0.42)  $ (0.11)
  From net realized gain on
    investments                                 --        --        --        --     (0.03)
                                           -------   -------   -------   -------   -------
    Total distributions declared
      to shareholders                      $ (0.23)  $ (0.45)  $ (0.50)  $ (0.42)  $ (0.14)
                                           -------   -------   -------   -------   -------
Net asset value - end of period            $  8.36   $  8.39   $  8.67   $  8.41   $  8.98
                                           =======   =======   =======   =======   =======
Total return                                  2.46%==   2.08%     9.31%    (1.65)%   (1.54)%=
Ratios (to average net assets)/Supplemental data:
  Expenses##                                  1.59%=    1.72%     1.74%     1.79%     1.83%=
  Net investment income                       5.53%=    5.67%     6.02%     5.42%     4.58%=
Portfolio turnover                             178%      301%      447%      328%      247%
Net assets at end of period (000
  omitted)                                 $33,556   $34,643   $33,759   $23,918   $11,268
  ** For the period from the commencement of offering of Class B shares, September 7,
     1993, through December 31, 1993.
   = Annualized.
  == Not annualized.
==== Includes distributions in excess of net investment income of $0.004 for the six months ended June 30, 1997.
   # Per share data for the period subsequent to December 31, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------
                                      Six Months Ended        Year Ended December 31,
                                         June 30, 1997    ------------------------------
                                           (Unaudited)       1996       1995     1994***
----------------------------------------------------------------------------------------
                                               Class C
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                       $  8.37    $  8.65    $  8.39    $   8.62
                                               -------    -------    -------    --------
Income from investment operations# -
  Net investment income                        $  0.23    $  0.48    $  0.51    $   0.17
  Net realized and unrealized gain
    (loss) on investments                        (0.03)     (0.30)      0.25       (0.20)
                                               -------    -------    -------    --------
      Total from investment
        operations                             $  0.20    $  0.18    $  0.76    $  (0.03)
                                               -------    -------    -------    --------
Less distributions declared to
  shareholders -
  From net investment income++++               $ (0.23)   $ (0.46)   $ (0.50)   $  (0.20)
                                               -------    -------    -------    --------
Net asset value - end of period                $  8.34    $  8.37    $  8.65    $   8.39
                                               =======    =======    =======    ========
Total return                                      2.43%++    2.12%      9.33%      (0.33)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.65%+     1.69%      1.73%       1.62%+
  Net investment income                           5.47%+     5.68%      5.87%       6.10%+
Portfolio turnover                                 178%       301%       447%        328%
Net assets at end of period (000
  omitted)                                     $18,579    $22,215    $17,365    $  3,403

*** For the period from the commencement of offering of Class C shares, August 1,
     1994, through December 31, 1994.
   + Annualized.
  ++ Not annualized.
++++ Includes distributions in excess of net investment income of $0.005 for the six months ended June 30, 1997.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------
                                                                    Six Months Ended
                                                                   June 30, 1997****
                                                                         (Unaudited)
------------------------------------------------------------------------------------
                                                                             Class I
------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                         $ 8.40
                                                                              ------
Income from investment operations# -
  Net investment income                                                       $ 0.27
  Net realized and unrealized loss on investments                              (0.02)
                                                                              ------
      Total from investment operations                                        $ 0.25
                                                                              ------
Less distributions declared to shareholders -
  From net investment income++++                                              $(0.27)
                                                                              ------
Net asset value - end of period                                               $ 8.38
                                                                              ======
Total return                                                                    3.01% ++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                    0.67% +
  Net investment income                                                         6.59% +
Portfolio turnover                                                               178%
Net assets at end of period (000 omitted)                                     $  137

 **** For the period from the commencement of offering of Class I shares, January 2,
      1997, through June 30, 1997.
    + Annualized.
   ++ Not annualized.
 ++++ Includes distributions in excess of net investment income of $0.003 for the six months ended June 30, 1997.
    # Per share data are based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Government Limited Maturity Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,968,145, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002 ($14,381,215), December 31, 2003 ($2,302,419),
and December 31, 2004 ($4,284,511).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,730 for the period ended June 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $9,775 for the period ended June 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $24,112 for the period ended June 30, 1997. Payments of the 0.10% per annum Class A distribution fee will commence on such dates as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the period ended June 30, 1997, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,908 and $585 for Class B and Class C shares, respectively, for the period ended June 30, 1997. Fees incurred under the distribution plan during the period ended June 30, 1997, were 0.94% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of

Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended June 30, 1997, were $13,561, $81,136, and $27,617 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                     Purchases          Sales
---------------------------------------------------------------------------------------------
U.S. government securities                                        $396,185,389   $441,488,197

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                   $251,235,420
                                                                                 ============
Gross unrealized appreciation                                                    $    798,900
Gross unrealized depreciation                                                        (166,586)
                                                                                 ------------
    Net unrealized appreciation                                                  $    632,314
                                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                   Period Ended June 30, 1997    Year Ended December 31, 1996
                                  ----------------------------   ----------------------------
                                      Shares            Amount       Shares            Amount
=============================================================================================
Shares sold                        2,726,114      $ 22,850,557    5,719,260      $ 48,727,419
Shares issued to shareholders in
  reinvestment of distributions      493,715         4,135,922    1,141,768         9,677,959
Transfer to Class I                  (18,266)         (153,434)          --                --
Shares reacquired                 (6,189,065)      (51,870,780)  (8,536,403)      (72,327,666)
                                  ----------      ------------   ----------      ------------
Net decrease                      (2,987,502)     $(25,037,735)  (1,675,375)     $(13,922,288)
                                  ==========      ============   ==========      ============

Class B Shares

                                    Period Ended June 30, 1997    Year Ended December 31, 1996
                                   ---------------------------    ----------------------------
                                      Shares            Amount       Shares            Amount
----------------------------------------------------------------------------------------------
Shares sold                        1,073,625      $  8,975,990    2,611,809      $ 22,099,165
Shares issued to shareholders in
  reinvestment of distributions       69,451           580,507      135,194         1,143,275
Shares reacquired                 (1,256,910)      (10,509,309)  (2,513,098)      (21,287,379)
                                  ----------      ------------   ----------      ------------
Net increase (decrease)             (113,834)     $   (952,812)     233,905      $  1,955,061
                                  ==========      ============   ==========      ============

Class C Shares

                                   Period Ended June 30, 1997    Year Ended December 31, 1996
                                   ---------------------------   ----------------------------
                                      Shares            Amount       Shares            Amount
---------------------------------------------------------------------------------------------
Shares sold                          289,567       $ 2,415,017    2,592,106      $ 22,029,403
Shares issued to shareholders in
  reinvestment of distributions       46,528           387,990      109,719           926,677
Shares reacquired                   (761,469)       (6,351,064)  (2,056,120)      (17,406,747)
                                    --------       -----------   ----------      ------------
Net increase (decrease)             (425,374)      $(3,548,057)     645,705      $  5,549,333
                                    ========       ===========   ==========      ============

Class I Shares
                                    Period Ended June 30, 1997
                                    --------------------------
                                      Shares            Amount
--------------------------------------------------------------
Shares sold                              823          $  6,878
Shares issued to shareholders in
  reinvestment of distributions          558             4,680
Transfer from Class A                 18,266           153,434
Shares reacquired                     (3,306)          (27,615)
                                      ------          --------
Net increase                          16,341          $137,377
                                      ======          ========

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended June 30, 1997, was $1,183.


     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

        INTRODUCING A QUICK AND EASY WAY TO LEARN SOME FINANCIAL BASICS:

                             THE ABCS OF INVESTING
                     Part of MFS(R) Heritage Planning(SM)











This series of brief messages provides an overview of investment topics, including:

* Dollar-cost Averaging: a simple method of investing that could work for anyone

*    Interest Rate Changes: what every fixed-income investor should know

*    Lump-sum Rollovers: how to handle a windfall

*    Professional Financial Advisers: why even smart investors may need one

* Straw into Gold: tips for weaving small lifestyle changes into dollars to invest

*    Weathering Market Downturns: how to maintain perspective

*    Basic Steps Smart Investors Take Automatically

The series will include messages on other topics as they become available.



You can read through each topic quickly in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of The ABCs OF INVESTING series, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

MFS INVESTMENT OPPORTUNITIES



MUTUAL FUNDS

The MFS Family of FundsRegistration Mark falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.


STOCK FUNDS seek growth of capital rather than income through investments in stocks.

STOCK AND BOND FUNDS seek current income and growth of capital through investments in both stocks and bonds.

BOND FUNDS seek current income through investments in debt securities.

LIMITED-MATURITY FUNDS seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

WORLD FUNDS seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

NATIONAL TAX-FREE BOND FUNDS seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

STATE TAX-FREE BOND FUNDS seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

MONEY MARKET FUNDS seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call for literature(3) on MFS products and services: 1-800-225-2606, from 8 a.m. to 8 p.m. Eastern time any business day.

(1) A small portion of the income may be subject to federal, state, and/or alternative minimum tax.

(2) Investments in money market funds are neither insured nor guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

(3) Including a prospectus containing more complete information on charges and expenses. Please read the prospectus carefully before investing.

THE MFS FAMILY OF FUNDS(R)
AMERICA'S OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

STOCK
----------------------------------------------------

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Research Growth and Income Fund
MFS(R) Strategic Growth Fund
MFS(R) Union Standard(R) Equity Fund
MFS(R) Value Fund

STOCK AND BOND
----------------------------------------------------

MFS(R) Total Return Fund
MFS(R) Utilities Fund

BOND
----------------------------------------------------

MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

LIMITED MATURITY BOND
----------------------------------------------------

MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund

WORLD
----------------------------------------------------

MFS(R)/Foreign & Colonial Emerging Markets Equity Fund
MFS(R)/Foreign & Colonial International Growth Fund
MFS(R)/Foreign & Colonial International Growth and Income Fund
MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

NATIONAL TAX-FREE BOND
----------------------------------------------------

MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

STATE TAX-FREE BOND
----------------------------------------------------

Alabama, Arkansas, California, Florida, Georgia, Maryland, Massachusetts, Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, West Virginia

MONEY MARKET
----------------------------------------------------

MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund

MFS(R) GOVERNMENT LIMITED MATURITY FUND

TRUSTEES


A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (Acquisition Planning Specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER

D. Richard Smith*

TREASURER

W. Thomas London*

ASSISTANT TREASURERS

Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY

Stephen E. Cavan*

ASSISTANT SECRETARY

James R. Bordewick, Jr.*

CUSTODIAN

State Street Bank and Trust Company

INVESTOR INFORMATION

For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.
For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE

MFSService Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906
For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.) For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB

www.mfs.com


For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm.

---------------------------------------

*  Affiliated with the Investment Adviser

MFS(R) GOVERNMENT          [LOGO]                           ------------
LIMITED MATURITY
FUND                                                          BULK RATE
                                                            U.S. POSTAGE
500 Boylston Street                                             PAID
Boston, MA 02116-3741                                           MFS

                                                            ------------


[MFS LOGO]





(C)1997 MFS Fund Distributors, Inc.,               MGL-3 8/97 23M 28/228/328/828
500 Boylston Street, Boston, MA 02116-3741